UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 21, 2011 (January 21, 2011)

TENNESSEE COMMERCE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Tennessee	00051281	62-1815881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 Mallory Station Road Suite 207 Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (615) 599-2274

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On January 21, 2011, Tennessee Commerce Bancorp, Inc. (the “Corporation”) issued a press release announcing its financial results for the quarter and year ended December 31, 2010. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2011, the Corporation announced that Martin Zorn has resigned as Chief Administrative Officer of the Corporation.  A copy of the related press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 7.01.  Regulation FD Disclosure.

The information set forth in Item 5.02 above is incorporated by reference as if fully set forth herein.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description

99.1	Press release issued on January 21, 2011 by Tennessee Commerce Bancorp, Inc.

99.2	Press release issued on January 21, 2011 by Tennessee Commerce Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNESSEE COMMERCE BANCORP, INC.

By:	/s/ Frank Perez
Frank Perez
Chief Financial Officer

Date: January 21, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued on January 21, 2011 by Tennessee Commerce Bancorp, Inc.

99.2	Press release issued on January 21, 2011 by Tennessee Commerce Bancorp, Inc.